4889-0755-9872.3 373915.00003 SECOND AMENDMENT TO FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF LIMONEIRA LEWIS COMMUNITY BUILDERS, LLC THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF LIMONEIRA LEWIS COMMUNITY BUILDERS, LLC ("Amendment"), is entered into effective as of June 1, 2024 (the "Effective Date"), by and between LEWIS SANTA PAULA MEMBER, LLC, a Delaware limited liability company ("Lewis"), and LIMONEIRA EA1 LAND, LLC, a Delaware limited liability company ("Limoneira"), as the members, and Lewis, as the manager of Limoneira Lewis Community Builders, LLC, a Delaware limited liability company (the "Company"). Except where otherwise defined herein, the capitalized terms used in this Amendment have the respective meanings assigned to such terms in the Agreement (as defined in Recital A below). This Amendment is entered into with reference to the following facts and circumstances: R E C I T A L S: A. The Company is governed by that certain First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC, entered into as of November 10, 2015, as amended by that certain First Amendment to First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC entered into on October 25, 2022 (collectively, the "Agreement"). B. The Executive Committee has granted approval for the Company to make a Twenty Million Dollars ($20,000,000) distribution to the Members pursuant to Section 4.1(a) of the Agreement. Limoneira has requested that the Executive Committee increase the distribution from Twenty Million ($20,000,000) to Thirty Million Dollars ($30,000,000) (the "Additional Distribution"). The Executive Committee has approved the increase provided each Member agrees to return to the Company up to the entire Five Million Dollars ($5,000,000) of Additional Distribution proceeds received by such Member to the extent necessary to enable the Company to maintain certain minimum reserves. C. The obligation of each Member to contribute additional capital to the Company (together with certain other obligations) was previously guaranteed (i) in the case of Lewis, by Lewis Guarantor pursuant to that certain Joinder of Lewis Guarantors attached to the Agreement (the "Lewis Joinder"), and (ii) in the case of Limoneira, by Limoneira Guarantor pursuant to that certain Joinder of Limoneira Guarantor attached to the Agreement (the "Limoneira Joinder"). D. As an inducement for each Member to execute and deliver this Amendment, each of Lewis Guarantor and Limoneira Guarantor has agreed to execute and deliver the Consent and Reaffirmation of Guarantors attached to this Amendment, whereby such Lewis Guarantor and Limoneira Guarantor shall (i) consent to the execution and delivery of this Amendment, and (ii) reaffirm the guaranty provided by each such party under the Lewis Joinder and the Limoneira Joinder, as applicable. DocuSign Envelope ID: 2EA920D7-EEDF-4D2A-A57E-5C916CC407AA

4889-0755-9872.3 373915.00003 -2- E. Lewis is designated as the Tax Matters Partner of the Company pursuant to Section 7.5 of the Agreement. For taxable years on or after January 1, 2018, the Bipartisan Budget Act of 2015 enacted new partnership audit rules and procedures and replaced the "tax matters partner" with a "partnership representative." The Members now desire to amend Section 7.5 of the Agreement to appoint Lewis as the "partnership representative" for the Company for taxable years beginning on or after January 1, 2018. F. The Members now desire to enter into this Amendment (i) to provide for the obligation of each Member to contribute to the Company up to Five Million Dollars ($5,000,000) of the Additional Distribution proceeds to be distributed to such Member, (ii) to provide for each Lewis Guarantor and Limoneira Guarantor to execute and deliver the Consent and Reaffirmation of Guarantors attached to this Amendment, and (iii) to revise Section 7.5 of the Agreement to provide for the appointment of a "partnership representative" for the Company under Code Section 6223 (as in effect following the effective date of Section 1101 of the Bipartisan Budget Act of 2015) for all Company taxable years beginning on or after January 1, 2018. NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows: A G R E E M E N T: 1. Revision to Additional Capital Contribution Provisions. Notwithstanding any other term of the Agreement (including, without limitation Section 2.3), the Manager may deliver a Funding Notice to the Members at any time the aggregate balance standing in Company's bank account(s) is less than Five Million Dollars ($5,000,000) (the "Bank Account Deficit"). Each Funding Notice delivered by the Manager requesting the Members to contribute additional capital to the Company to satisfy all or any portion of a Bank Account Deficit shall be deemed approved by the Executive Committee provided that the sum of (A) total capital previously contributed by each Member pursuant to this Paragraph 1, and (B) the capital required to be contributed by each such Member pursuant to such Funding Notice does not exceed Five Million Dollars ($5,000,000) in the aggregate (i.e., $10,000,000 for both Members). Within ten (10) days of the date of any such Funding Notice (or such later date that is selected by the Manager), each Member shall be obligated to contribute fifty percent (50%) of the additional Capital Contribution requested in the applicable Funding Notice (provided the aggregate amount that each Member shall be required to contribute to the capital of the Company pursuant to this Paragraph 1 shall not exceed $5,000,000). Each Member's Capital Account and Unreturned Additional Contribution Balance shall be credited by the amount of any Capital Contribution made by such Member pursuant to this Paragraph 1 on the date such contribution is made. If either Member fails to fund in full any Capital Contribution such Member is required to make under this Paragraph 1, then the Non-Delinquent Member shall have all of the rights and remedies against the Delinquent Member provided for in the Agreement including, without limitation, the rights and remedies provided for in Section 2.5 of the Agreement. The Members acknowledge that the Executive Committee would not have approved the distribution of the Additional Distribution without the agreement of the Members to be bound by the terms of this Paragraph 1. For the avoidance of any doubt, (i) no amounts advanced under this Paragraph 1 shall be treated as a Member Loan under Section 2.4 of the Agreement, (ii) each DocuSign Envelope ID: 2EA920D7-EEDF-4D2A-A57E-5C916CC407AA

4889-0755-9872.3 373915.00003 -3- Member will be obligated to make the additional contributions described above in this Paragraph 1 regardless of whether the Company has a Shortfall or third-party financing is available to the Company to satisfy the Bank Account Deficit, and (iii) the terms of this Paragraph 1 do not limit or modify the obligation of the Members to contribute additional capital to the Company pursuant to Section 2.3 of the Agreement provided any Capital Contributions made by the Members after the Effective Date shall be first be applied under this Paragraph 1 if and to the extent there is any Bank Account Deficit on the date such Capital Contributions are made. The Manager is hereby granted broad discretion to interpret and apply the provisions of this Paragraph 1 provided the Manager exercises such discretion in good faith. 2. Reaffirmation of Guaranty. As an inducement for each Member to execute and deliver this Amendment, each of Lewis Guarantor and Limoneira Guarantor has agreed to execute and deliver the Consent and Reaffirmation of Guarantors attached to this Amendment, whereby such Lewis Guarantor and Limoneira Guarantor shall (i) consent to the execution and delivery of this Amendment, and (ii) reaffirm the guaranty provided by each such party under the Lewis Joinder or the Limoneira Joinder, as applicable. 3. Revision to Tax Provisions. Section 7.5 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in place thereof to provide as follows: "7.5 Partnership Representative. For taxable years beginning prior to January 1, 2018, the Manager will continue to be the 'tax matters partner' of the Company designated pursuant to Code Section 6231(a)(7). For taxable years beginning on or after January 1, 2018, the Manager will be the 'partnership representative' of the Company under Code Section 6223 (as in effect following the effective date of Section 1101 of the Bipartisan Budget Act of 2015). The tax matters partner or the partnership representative, as applicable, will notify the Members and the Executive Committee upon the receipt of any correspondence from any federal, state or local tax authorities relating to the Company by delivering written notice to the Members within five (5) Business Days after becoming aware of any such matter. The tax matters partner and the partnership representative may not take any action on behalf of the Company without the prior approval of the Executive Committee, which approval shall not be unreasonably withheld, delayed or conditioned. The tax matters partner or the partnership representative, as applicable, will represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities including, without limitation, resulting judicial and administrative proceedings, and may expend Company funds for third-party professional services and costs associated therewith. Each Member (and its tax advisors) shall have the right to participate in all meetings or telephone calls with any taxing authority and in any tax proceedings. The tax matters partner or the partnership representative, as applicable, will coordinate and supervise the Company's tax affairs and will keep each Member informed of any and all administrative and judicial proceedings relating to the adjustment, at the entity level, of any Company tax items, except for routine or minor events. The tax matters partner or the partnership representative, as applicable, will be reimbursed for all reasonable out-of-pocket costs incurred while acting as the tax matters partner or the partnership representative, as applicable, of the Company. If for any DocuSign Envelope ID: 2EA920D7-EEDF-4D2A-A57E-5C916CC407AA

4889-0755-9872.3 373915.00003 -4- reason the Manager can no longer serve in the capacity as the tax matters partner or the partnership representative, as applicable, then the Executive Committee may designate any other party to be the tax matters partner or partnership representative, as applicable. 4. Scope of Representation. EACH MEMBER HEREBY ACKNOWLEDGES AND AGREES THAT (I) ALLEN MATKINS LECK GAMBLE MALLORY & NATSIS LLP HAS ONLY REPRESENTED THE INTERESTS OF LEWIS, AND NOT THE INTERESTS OF LIMONEIRA OR THE COMPANY OR ANY OTHER PARTY (AS A GROUP AND/OR INDIVIDUALLY), AND (II) PIRCHER, NICHOLS & MEEKS HAS ONLY REPRESENTED THE INTERESTS OF LIMONEIRA AND NOT THE INTERESTS OF LEWIS OR THE COMPANY OR ANY OTHER PARTY (AS A GROUP AND/OR INDIVIDUALLY). 5. Miscellaneous (a) Further Acts. Each party hereto agrees to perform any further acts, and to execute and deliver (with acknowledgment, verification, and/or affidavit, if required) any further documents and instruments, as may be reasonably necessary or desirable to implement and/or accomplish the provisions of this Amendment and the transactions contemplated herein. (b) Remainder of the Agreement. Except as expressly modified hereby, all other terms and provisions of the Agreement shall remain in full force and effect, are incorporated herein by this reference, and shall govern the conduct of the parties hereto, provided, however, to the extent of any inconsistency between the provisions of the Agreement and the provisions of this Amendment, the provisions of this Amendment shall control. (c) Entire Agreement. This Amendment and the Agreement (as hereby amended) together contain and constitute the entire agreement among the parties with respect to the subject matter hereof, and this Amendment and the Agreement (as hereby amended) may not be modified, amended, or otherwise changed in any manner, except as provided in the Agreement (as hereby amended). (d) Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original Amendment, but all of which, taken together, shall constitute one (1) and the same Amendment, binding on the parties hereto. The signature of any party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof. Facsimile, scanned, PDF and other electronic signatures to this Amendment have the same effect as original signatures. (e) Severability. Every provision of this Amendment is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid, then such illegal or invalid terms or provisions shall not affect the other terms and provisions hereof, which terms and provisions shall remain binding and enforceable. DocuSign Envelope ID: 2EA920D7-EEDF-4D2A-A57E-5C916CC407AA

4889-0755-9872.3 373915.00003 -5- (f) No Third-Party Beneficiaries. This Amendment and the Agreement (as hereby amended) are solely for the benefit of the parties hereto, and no other Person is entitled to rely upon or benefit from this Amendment and/or the Agreement (as hereby amended) or any term hereof or thereof. (g) Preservation of Intent. If any provision of this Amendment is determined by any court having jurisdiction to be illegal or in conflict with any laws of any state or jurisdiction, then the parties hereto agree that such provision shall be modified to the extent legally possible so that the intent of this Amendment may be legally carried out. If any provision contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect or for any reason, then the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the parties' rights and privileges shall be enforceable to the fullest extent permitted by law. (h) Rules of Construction. The Paragraph headings used in this Amendment are for reference purposes only, and are not intended to be used in construing this Amendment. As used in this Amendment, where the context so requires, the use of the neuter gender shall include the masculine and the feminine genders, the masculine gender shall include the feminine and neuter, the feminine gender shall include the masculine and neuter, and the singular number shall include the plural, and vice versa. The Recitals set forth in this Amendment and any Exhibit attached hereto are incorporated herein by this reference and expressly made a part of this Amendment for all purposes. The provisions of this Amendment shall be construed and enforced in accordance with the laws of the State of Delaware, and all rights, duties, obligations and remedies shall be governed by the Act without regard to principles of conflict of laws. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Amendment, or any portion hereof. [SIGNATURE PAGE FOLLOWS] DocuSign Envelope ID: 2EA920D7-EEDF-4D2A-A57E-5C916CC407AA

4889-0755-9872.3 373915.00003 -6- IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Effective Date. MEMBERS: LEWIS SANTA PAULA MEMBER, LLC, a Delaware limited liability company By: Lewis Management Corp., a Delaware corporation Its: Manager By: John M. Goodman Its: Chief Executive Officer, Chief Financial Officer and Senior Executive Vice President LIMONEIRA EA1 LAND, LLC a Delaware limited liability company By: Limoneira Company, a Delaware corporation Its: Sole Member By: Name: Mark Palamountain Its: Limoneira Authorized Agent MANAGER: LEWIS SANTA PAULA MEMBER, LLC, a Delaware limited liability company By: Lewis Management Corp., a Delaware corporation Its: Manager By: John M. Goodman Its: Chief Executive Officer, Chief Financial Officer and Senior Executive Vice President DocuSign Envelope ID: 2EA920D7-EEDF-4D2A-A57E-5C916CC407AA

4889-0755-9872.3 373915.00003 CONSENT AND REAFFIRMATION OF LEWIS GUARANTORS The undersigned Lewis Guarantor hereby consents to and approves the execution and delivery of the Second Amendment to First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC (the "Second Amendment") to which this Consent and Reaffirmation of Lewis Guarantors is attached. The Second Amendment amends that certain Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC entered into effective as of November 10, 2015, as amended (collectively, the "Agreement"). Lewis Guarantor hereby reaffirms the guaranty to Limoneira of the Guaranteed Obligations (as defined in the Lewis Joinder) previously executed and delivered by such Lewis Guarantor and acknowledges and agrees that such guaranty remains in full force and effect that the Guaranteed Obligations include the contribution obligations of Lewis under the Second Amendment. LEWIS HOLDING COMPANY, L.P., a Delaware limited partnership By: Empire Building Corp. a Nevada corporation Its: Administrative Partner By: Name: John M. Goodman Its: Chief Executive Office and Senior Executive Vice President DocuSign Envelope ID: 2EA920D7-EEDF-4D2A-A57E-5C916CC407AA

4889-0755-9872.3 373915.00003 CONSENT AND REAFFIRMATION OF LIMONEIRA GUARANTOR The undersigned Limoneira Guarantor hereby consents to and approves the execution and delivery of the Second Amendment to First Amended and Restated Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC (the "Second Amendment") to which this Consent and Reaffirmation of Limoneira Guarantor is attached. The Second Amendment amends that certain Limited Liability Company Agreement of Limoneira Lewis Community Builders, LLC entered into effective as of November 10, 2015, as amended (collectively, the "Agreement"). Limoneira Guarantor hereby reaffirms the guaranty to Lewis of the Guaranteed Obligations (as defined in the Limoneira Joinder) previously executed and delivered by Limoneira Guarantor and acknowledges and agrees that such guaranty remains in full force and effect and that the Guaranteed Obligations include the contribution obligations of Limoneira under the Second Amendment. LIMONEIRA COMPANY, a Delaware corporation By: Name: Mark Palamountain Its: Limoneira Authorized Agent DocuSign Envelope ID: 2EA920D7-EEDF-4D2A-A57E-5C916CC407AA